                                                                Exhibit 24.1


                            CHART INDUSTRIES, INC.


                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and officers of Chart Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Arthur S. Holmes, James R. Sadowski, Don A. Baines, John T. Romain, and Thomas F. McKee, and each of them, as the true and lawful attorney or attorneys, with full power of substitution or resubstitution, for each of the undersigned and in the name, place and stead of the undersigned, to sign and file on his behalf one or more registration statement(s) on Form S-3 or such other appropriate form as may be permitted under the Securities Act of 1933, as amended, with respect to the registration for sale of the Company's Common Stock, par value $.01 per share, any and all amendments, including post-effective amendments, supplements and exhibits to the registration statement(s), and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the registration statement(s), and to do and perform any and all other acts and deeds whatsoever that may be necessary or required to be done in the premises, hereby and ratifying and approving any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 5th day of September, 1997.


/s/ Arthur S. Holmes
- ----------------------------------           ----------------------------------
Arthur S. Holmes, Chairman of the               Don A. Baines, Chief Financial
Board and Chief Executive Officer               Officer, Treasurer and Director
(Principal Executive Officer)                   (Principal Financial and
                                                Accounting Officer)



- ----------------------------------           ----------------------------------
Richard J. Campbell, Director                   Lazzaro G. Modigliani, Director




- ----------------------------------
Robert G. Turner, Jr., Director

                            CHART INDUSTRIES, INC.


                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and officers of Chart Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Arthur S. Holmes, James R. Sadowski, Don A. Baines, John T. Romain, and Thomas F. McKee, and each of them, as the true and lawful attorney or attorneys, with full power of substitution or resubstitution, for each of the undersigned and in the name, place and stead of the undersigned, to sign and file on his behalf one or more registration statement(s) on Form S-3 or such other appropriate form as may be permitted under the Securities Act of 1933, as amended, with respect to the registration for sale of the Company's Common Stock, par value $.01 per share, any and all amendments, including post-effective amendments, supplements and exhibits to the registration statement(s), and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the registration statement(s), and to do and perform any and all other acts and deeds whatsoever that may be necessary or required to be done in the premises, hereby and ratifying and approving any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 5th day of September, 1997.


                                                /s/ Don A. Baines
- ----------------------------------           ----------------------------------
Arthur S. Holmes, Chairman of the               Don A. Baines, Chief Financial
Board and Chief Executive Officer               Officer, Treasurer and Director
(Principal Executive Officer)                   (Principal Financial and
                                                Accounting Officer)



- ----------------------------------           ----------------------------------
Richard J. Campbell, Director                   Lazzaro G. Modigliani, Director




- ----------------------------------
Robert G. Turner, Jr., Director

                            CHART INDUSTRIES, INC.


                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and officers of Chart Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Arthur S. Holmes, James R. Sadowski, Don A. Baines, John T. Romain, and Thomas F. McKee, and each of them, as the true and lawful attorney or attorneys, with full power of substitution or resubstitution, for each of the undersigned and in the name, place and stead of the undersigned, to sign and file on his behalf one or more registration statement(s) on Form S-3 or such other appropriate form as may be permitted under the Securities Act of 1933, as amended, with respect to the registration for sale of the Company's Common Stock, par value $.01 per share, any and all amendments, including post-effective amendments, supplements and exhibits to the registration statement(s), and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the registration statement(s), and to do and perform any and all other acts and deeds whatsoever that may be necessary or required to be done in the premises, hereby and ratifying and approving any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 5th day of September, 1997.



- ----------------------------------           ----------------------------------
Arthur S. Holmes, Chairman of the               Don A. Baines, Chief Financial
Board and Chief Executive Officer               Officer, Treasurer and Director
(Principal Executive Officer)                   (Principal Financial and
                                                Accounting Officer)


/s/ Richard J. Campbell
- ----------------------------------           ----------------------------------
Richard J. Campbell, Director                   Lazzaro G. Modigliani, Director




- ----------------------------------
Robert G. Turner, Jr., Director

                            CHART INDUSTRIES, INC.


                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and officers of Chart Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Arthur S. Holmes, James R. Sadowski, Don A. Baines, John T. Romain, and Thomas F. McKee, and each of them, as the true and lawful attorney or attorneys, with full power of substitution or resubstitution, for each of the undersigned and in the name, place and stead of the undersigned, to sign and file on his behalf one or more registration statement(s) on Form S-3 or such other appropriate form as may be permitted under the Securities Act of 1933, as amended, with respect to the registration for sale of the Company's Common Stock, par value $.01 per share, any and all amendments, including post-effective amendments, supplements and exhibits to the registration statement(s), and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the registration statement(s), and to do and perform any and all other acts and deeds whatsoever that may be necessary or required to be done in the premises, hereby and ratifying and approving any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 5th day of September, 1997.



- ----------------------------------           ----------------------------------
Arthur S. Holmes, Chairman of the               Don A. Baines, Chief Financial
Board and Chief Executive Officer               Officer, Treasurer and Director
(Principal Executive Officer)                   (Principal Financial and
                                                Accounting Officer)


                                                /s/ Lazzaro G. Modigliani
- ----------------------------------           ----------------------------------
Richard J. Campbell, Director                   Lazzaro G. Modigliani, Director




- ----------------------------------
Robert G. Turner, Jr., Director

                            CHART INDUSTRIES, INC.


                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and officers of Chart Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Arthur S. Holmes, James R. Sadowski, Don A. Baines, John T. Romain, and Thomas F. McKee, and each of them, as the true and lawful attorney or attorneys, with full power of substitution or resubstitution, for each of the undersigned and in the name, place and stead of the undersigned, to sign and file on his behalf one or more registration statement(s) on Form S-3 or such other appropriate form as may be permitted under the Securities Act of 1933, as amended, with respect to the registration for sale of the Company's Common Stock, par value $.01 per share, any and all amendments, including post-effective amendments, supplements and exhibits to the registration statement(s), and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the registration statement(s), and to do and perform any and all other acts and deeds whatsoever that may be necessary or required to be done in the premises, hereby and ratifying and approving any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

        Executed as of this 5th day of September, 1997.



- ----------------------------------           ----------------------------------
Arthur S. Holmes, Chairman of the               Don A. Baines, Chief Financial
Board and Chief Executive Officer               Officer, Treasurer and Director
(Principal Executive Officer)                   (Principal Financial and
                                                Accounting Officer)



- ----------------------------------           ----------------------------------
Richard J. Campbell, Director                   Lazzaro G. Modigliani, Director



/s/  Robert G. Turner, Jr.
- ----------------------------------
Robert G. Turner, Jr., Director